WaterChef, Inc.
                                                       1007 Glen Cove Avenue
                                                       Glen Head, New York 11545
                                                       Phone: (516) 656-0059
                                                       Fax: (516) 656-9095




                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ( 18 U.S.C. Section
1350), the undersigned, David A. Conway, President and Chief Executive Officer, and Acting Chief Financial Officer, of WaterChef, Inc., a Delaware Corporation (the " Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the material contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                   /s/ David A. Conway
                                       -------------------
                                       David A. Conway
                                       President and Chief Executive Officer and
                                       Acting Chief Financial Officer

                                       August 23, 2002